                         UNITED STATES DISTRICT COURT

                         Southern District of New York
                         --------             --------

UNITED STATES OF AMERICA                JUDGMENT IN A CRIMINAL CASE
                                        (For Offenses Committed On or
         V.                                After November 1, 1987)

KEITH GREENBERG                         Case Number  94 CR. 516 (LLS)

(Name of Defendant)                           Catherine M. Foti, Esq.
                                        -----------------------------------
                                        Defendant's Attorney
                                        Amy Millard, AUSA
THE DEFENDANT:

[X] pleaded guilty to count(s)  1 & 2
                              -------------------------------------------------
[ ] was found guilty on count(s)                                       after a
                                ---------------------------------------
    plea of not guilty.

         Accordingly, the defendant is adjudged guilty of such count(s), which involve the following offenses:

                                                  Date Offense        Count
Title & Section      Nature of Offense             Concluded         Number(s)
---------------      -----------------             -----------       ---------
18 USC 371          CONSPIRACY TO COMMIT MAIL        1992                1
                    FRAUD AND TO DEFRAUD THE
                    INTERNAL REVENUE SERVICE

18 USC 371          CONSPIRACY TO COMMIT MAIL        6/92                2
                    FRAUD


         The defendant is sentenced as provided in pages 2 through __4__ of this judgment. The sentence is imposed pursuant to the Sentencing Reform Act of 1984.

[ ] The defendant has been found not guilty on count(s) _______________________ and is discharged as to such count(s).

[ ] Count(s) ___________________ (is)(are) dismissed on the motion of the United
    States.

[x] It is ordered that the defendant shall pay a special assessment of $100,
                                                                          ----
    for count(s)     1 & 2       , which shall be due [X] immediately
                -----------------
    [ ] as follows:

         IT IS FURTHER ORDERED that the defendant shall notify the United States attorney for this district within 30 days of any change of name, residence, or mailing address until all fines, restitution, costs, and special assessments imposed by this judgment are fully paid.

Defendant's Soc. Sec. No.: ###-##-####
                          -------------
Defendant's Date of Birth:   11/1/57                  August 24, 1995
                          -------------        ------------------------------
                                               Date of Imposition of Sentence

                                                    /s/ Louis L. Stanton
Defendant's Mailing Address:                   ------------------------------

29 Windward Isle                               Signature of Judicial Officer
------------------------------
Palm Beach Gardens, FL 33418                       LOUIS L. STANTON, U.S.D.J.
------------------------------                 --------------------------------
                                               Name & Title of Judicial Officer
Defendant's Residence Address:
                                                       August 24, 1995
   same as above                               ------------------------------
-------------------------------                             Date

-------------------------------

Defendant:  KEITH GREENBERG                        Judgment-Page 2 of 4
Case Number 94 CR. 516 (LLS)                                    ---  ---

                              IMPRISONMENT

         The defendant is hereby committed to the custody of the United States
Bureau of Prisons to be imprisoned for a term of   THIRTY (30) DAYS
                                                 -----------------------------











[ ]  The court makes the following recommendations to the Bureau of Prisons:







[ ]  The defendant is remanded to the custody of the United States marshal.
[ ] The defendant shall surrender to the United States marshal for this district.

                      a.m.
      [ ]  at _______ p.m. on ________________
      [ ]  as notified by the United States marshal.
[X] The defendant shall surrender for service of sentence at the institution designated by the Bureau of Prisons.
      [X] before 2 p.m. on  or before thirty (30) days from the date of
          Judgment.
                            ----------------------
      [ ]  as notified by the United States marshal.
      [ ]  as notified by the probation office.

                                  RETURN

      I have executed this judgment as follows:

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

      Defendant delivered on ______________ to _____________________________ at

__________________________________, with a certified copy of this judgment.


                                        ---------------------------------------
                                               United States Marshal
                                        By
                                          -------------------------------------
                                                  Deputy Marshal

Defendant:  KEITH GREENBERG                        Judgment-Page 3 of 4
Case Number: 94 CR. 516 (LLS)                                    ---  ---

                            SUPERVISED RELEASE

          Upon release from imprisonment, the defendant shall be on supervised
release for a term of    TWO (2) YEARS.
                      -------------------

         While on supervised release, the defendant shall not commit another federal, state, or local crime and shall not illegally possess a controlled substance. The defendant shall comply with the standard conditions that have been adopted by this court (set forth below). If this judgment imposes a restitution obligation, it shall be a condition of supervised release that the defendant pay any such restitution that remains unpaid at the commencement of the term of supervised release. The defendant shall comply with the following additional conditions:

[ ] The defendant shall report in person to the probation office in the district to which the defendant is released within 72 hours of release from the custody of the Bureau of Prisons.

[ ] The defendant shall pay any fines that remain unpaid at the commencement of the term of supervised release.

[ ] The defendant shall not possess a firearm or destructive device.

    The defendant is to perform THREE HUNDRED (300) HOURS of community service as directed by Probation Office.


                      STANDARD CONDITIONS OF SUPERVISION

          While the defendant is on supervised release pursuant to this judgment, the defendant shall not commit another federal, state or local crime. In addition:

1) the defendant shall not leave the judicial district without the permission of the court or probation officer;

2) the defendant shall report to the probation officer as directed by the court or probation officer and shall submit a truthful and complete written report within the first five days of each month;

3) the defendant shall answer truthfully all inquiries by the probation officer and follow the instructions of the probation officer;

4) the defendant shall support his or her dependents and meet other family responsibilities;

5) the defendant shall work regularly at a lawful occupation unless excused by the probation officer for schooling, training, or other acceptable reasons;

6) the defendant shall notify the probation officer within 72 hours of any change in residence or employment;

7) the defendant shall refrain from excessive use of alcohol and shall not purchase, possess, use, distribute, or administer any narcotic or other controlled substance, or any paraphernalia related to such substances, except as prescribed by a physician;

8) the defendant shall not frequent places where controlled substances are illegally sold, used, distributed, or administered;

9) the defendant shall not associate with any persons engaged in criminal activity, and shall not associate with any person convicted of a felony unless granted permission to do so by the probation officer;

10) the defendant shall permit a probation officer to visit him or her at any time at home or elsewhere and shall permit confiscation of any contraband observed in plain view by the probation officer;

11) the defendant shall notify the probation officer within seventy-two hours of being arrested or questioned by a law enforcement officer;

12) the defendant shall not enter into any agreement to act as an informer or a special agent of law enforcement agency without the permission of the court;

13) as directed by the probation officer, the defendant shall notify third parties of risks that may be occasioned by the defendant's criminal record or personal history or characteristics, and shall permit the probation officer to make such notifications and to confirm the defendant's compliance with such notification requirement.

Defendant:     Keith Greenberg               Judgment-Page 4 of 4
Case Number:   94 CR. 516 (LLS)                           ---  ---

                             STATEMENT OF REASONS

[X] The court adopts the factual findings and guideline application in the presentence report.

                                      OR

[ ] The court adopts the factual findings and guideline application in the presentence report except (see attachment, if necessary):


GUIDELINE RANGE DETERMINED BY THE COURT:

  Total Offense Level: ________________________

  Criminal History Category: __________________

  Imprisonment Range: ________ to _______ months

  Supervised Release Range: _____ to ____ years

  Fine Range: $_____________ to $______________

     [ ] Fine is waived below the guideline range, because of the defendant's inability to pay.

  Restitution: $_____________

     [ ] Full restitution is not ordered for the following reason(s):


[ ] The sentence is within the guideline range, that range does not exceed 24 months, and the court finds no reason to depart from the sentence called for by application of the guidelines.

                                      OR

[ ] The sentence is within the guideline range, that range exceeds 24 months, and the sentence is imposed for the following reason(s):



                                      OR

The sentence departs from the guideline range

     [X] upon motion of the government, as a result of defendant's substantial assistance.

     [ ] for the following reason(s):

UNITED STATES DISTRICT COURT
SOUTHERN DISTRICT OF NEW YORK
-----------------------------
                             :
UNITED STATES OF AMERICA     :
                             :
          v.                 :
                             :
KEITH GREENBERG,             :
                             :
               Defendant.    :
-----------------------------


         KEITH GREENBERG, the above-named defendant, who is accused of violating Title, 18, United States Code, Section 371, being advised of the nature of the charges and of his rights, hereby waives, in open Court, prosecution by indictment and consents that the proceeding may be by information instead of by indictment.



                                                    /s/ Keith Greenberg
                                            -----------------------------------
                                                                      Defendant

                                                      /s/ Helen Leivis
                                            -----------------------------------
                                                                        Witness

                                                      /s/ Chris Gunther
                                            -----------------------------------
                                                          Counsel for Defendant


Date:  New York, New York
       August 4, 1994

UNITED STATES DISTRICT COURT
SOUTHERN DISTRICT OF NEW YORK
------------------------------------
UNITED STATES OF AMERICA            :
                                    :
                                    :
               v.                   :
                                    :                INFORMATION
KEITH GREENBERG,                    :
                                    :
                                    :
                Defendant.          :
------------------------------------

                                   COUNT ONE

        The United States Attorney charges:

                                  BACKGROUND

     1. At all relevant times, Advanced Marketing Technology Corporation ("Amtech") was a New York corporation with its principal office located at 275 Madison Avenue, New York, New York. At all relevant times, KEITH GREENBERG, the defendant, was Amtech's President and Chief Executive Officer.

     2. Amtech was engaged in the business of developing, manufacturing, marketing, and operating video consoles, called kiosks, for various commercial applications. The kiosk manufactured by Amtech was an interactive merchandising video console which was to be placed in airports and other public areas. The kiosks would advertise products on overhead screens, and allow consumers to view various products on a video screen. The kiosk's video screen would enable consumers to order gift items paid for with credit cards.

     3. Amtech sought to raise financing for its business operations through the sale of limited partnership interests. In that connection, Amerigroup Technologies, Inc. ("ATI"), a wholly owned subsidiary of Amerigroup Inc., a Delaware corporation, was formed to become the general partner for limited partnerships that would provide the financing for Amtech's business operations.

     4. From in or about June 1988 through 1989, a series of limited partnerships were created to finance Amtech, and were sold to the public through private placements. The limited partnerships were: Amerivest Partners 318, L.P., Amerivest Partners 418, L.P., and Amerivest Partners 718, L.P.
(the "Amerivest Partnerships"). The general partner of each of the partnerships was ATI.

                     AMERIVEST PARTNERS 318 AND 418, L.P.

     5. The private placement memoranda describing the offerings for Amerivest Partners 318, L.P. ("Amerivest 318") and Amerivest Partners 418, L.P. ("Amerivest 418"), dated June 1, 1988 and July 20, 1988, respectively, were similar. Each offering was intended to raise $576,000 from the sale of thirty-two limited partnership units priced at $18,000 per unit. The private placement memoranda relating to these partnerships stated, among other things, that upon the closing of the offering of thirty-two units, the partnership would purchase three kiosks and appropriate software from Amtech, and Amtech would then lease-back and operate the kiosks for the partnerships. Amtech would pay the partnership a rental fee and a percentage of revenues based on advertising and sales. The private placement memoranda also represented how investor proceeds would be used.

                       AMERIVEST PARTNERS 718, L.P.

     6. Amerivest Partners 718, L.P. ("Amerivest 718") was formed in November 1988, and differed in some respects from the earlier partnerships. This partnership was intended to raise $6,480,000 through the sale of 360 limited partnership units priced at $18,000 per unit. Closings would take place on a rolling basis each time the partnership sold twelve limited partnership units. In contrast to the lease-back arrangement provided for in the Amerivest 318 and 418 partnerships, Amtech would contract with the partnership to operate and manage the kiosks for the partnership. The private placement memorandum also represented how investor proceeds would be used.

                              THE CONSPIRACY

     7. From in or about June 1988, through in or about 1992, in the Southern District of New York and elsewhere, KEITH GREENBERG, the defendant, and others known and unknown, did unlawfully, wilfully and knowingly combine, conspire, confederate and agree together and with each other to commit an offense against the United States, specifically, to violate Title 18, United States Code, Section 1341, and to defraud the United States and an agency thereof, to wit, the Internal Revenue Service of the United States Department of Treasury.

                        OBJECTS OF THE CONSPIRACY

     8. It was a part and object of the conspiracy that KEITH GREENBERG, the defendant, and his co-conspirators, unlawfully, wilfully and knowingly, having devised and intending to devise a scheme and artifice to defraud investors and to obtain money from and property from investors by means of false and fraudulent pretenses, representations, and promises, and for the purpose of executing such scheme and artifice and attempting to do so, would and did cause certain mail matter to be placed in post offices and authorized depositories for mail to be sent and delivered by the United States Postal Service and would and did knowingly cause to be delivered by mail according to the directions thereon such mail matter, in violation of Title 18, United States Code, Section 1341.

     9. It was a further object of the conspiracy that KEITH GREENBERG, the defendant, and his co-conspirators, unlawfully, wilfully, and knowingly, would and did defraud the United States by impeding, impairing, obstructing and defeating the lawful governmental functions of the Internal Revenue Service in the ascertainment, evaluation, assessment and collection of income taxes by falsely inflating the acquisition costs of the kiosks, and thus the depreciation costs of the kiosks, and by distributing documentation of such costs to the limited partners causing them to file false returns based on the false depreciation.

                             MEANS OF THE CONSPIRACY

     10. Among the means by which KEITH GREENBERG, the defendant, and his co-conspirators would and did carry out the conspiracy were the following:

          a. GREENBERG and his co-conspirators promoted the sale of limited partnership interests to the public by means of false and fraudulent private placement memoranda. The memoranda stated that partnership proceeds would be distributed in a particular way, when, in fact, GREENBERG and his co-conspirators had earlier agreeed to siphon off portions of the proceeds to make substantial secret payments not disclosed in the private placement memoranda. For example, in the private placement memoranda for Amerivest 318 and 418, GREENBERG and his co-conspirators inflated by $50,000 the acquisition cost of each kiosk to the partnership in order to conceal from investors the payment to a promoter who was hired to promote the sale of limited partnership interests. At the closings for both Amerivest 318 and Amerivest 418 in August and September, 1988, as per their pre-arranged agreement, GREENBERG and his co-conspirators paid the promoter $50,000 for each of the six kiosks acquired by the partnerships -- a total of approximately $300,000 -- without disclosing those payments in the private placement memoranda.
          b. In addition, KEITH GREENBERG, the defendant, and his co-conspirators used partnership proceeds to make commission payments to brokers who sold interests in the limited partnerships in amounts above and beyond the amounts of commission payments disclosed in the private placement memoranda. In so doing, GREENBERG and his co-conspirators concealed from investors that the brokers had an extraordinary pecuniary interest in the sale of the limited partnerships. GREENBERG and his co-conspirators concealed these commission payments -- which totalled approximately $38,835 -- from potential investors in Amerivest 318 and Amerivest 418 by making the payments from proceeds that were falsely described in the private placement memoranda as an "equipment brokerage fee" payable to Madison Equipment Management Corporation ("Madison Equipment").

          c. In the fall of 1988, GREENBERG and his co-conspirators inflated the acquisition cost of each kiosk by an additional $70,000, raising the cost of the kiosk to $185,000. The private placement memorandum for Amerivest 718 failed to disclose that GREENBERG and his co-conspirators had inflated the acquisition cost of the kiosk to generate additional cash with which to make secret payments. At the twelve closings for Amerivest 718, from about November 1988 through 1989, GREENBERG and his co-conspirators paid approximately $900,000 from the inflated acquisition cost to, among others, the partnership's lawyers, the brokers, and for the benefit of the general partner, without disclosing those payments in the private placement memorandum.

     11. In about April 1990, GREENBERG and his co-conspirators caused Amerivest 318, Amerivest 418, and Amerivest 718 to file materially false partnership tax returns for the calendar years ending December 31, 1989, each of which return included a materially false deduction for depreciation based on the inflated acquisition costs of the kiosks.

     12. In about April 1990, schedule K-1's, which included false information as to depreciation deductions for the Amerivest Partnerships, were prepared and mailed to the limited partners of Amerivest 318, Amerivest 418, and Amerivest 718, causing the limited partners to file false personal tax returns based on that false information.

                                 OVERT ACTS

     13. In furtherance of the conspiracy and to effect the objects thereof, KEITH GREENBERG, the defendant, and his co-conspirators committed the following overt acts, among otheers, in the Southern District of New York and elsewhere:

          a. In or about April 1988, GREENBERG met with his co-conspirators at an office at 270 Madison Avenue, New York, New York, and had a conversation about how payments could be made to an individual to promote the sale of partnership interests without disclosing such payments in the partnership's private placement memorandum.

          b. In or about August 1988, Amtech paid approximately $150,000 to attorneys for Geneva/Fiat, a company controlled by a promoter for the Amerivest Partnerships.

          c. In or about August 1988, at the direction of GREENBERG's co-conspirators, Madison Equipment paid approximately $25,875 in payments to brokers who sold partnership interests, over and above the commissions disclosed in the private placement memorandum for Amerivest 318.

          d. In or about March 1989, at the direction of GREENBERG's co-conspirators, Madison Equipment paid approximately

$54,000 to brokers and salespersons for selling interests in the Amerivest Partnerships.

          e. In or about August 1989, at the direction of GREENBERG's co-conspirators, Madison Equipment paid approximately $38,880 to brokers and salespersons for selling interests in the Amerivest Partnerships.

          f. In or about August 1989, at the direction of GREENBERG's co-conspirators, Madison Equipment paid approximately $17,700 to the attorneys for the Amerivest Partnerships.

          g. In or about April 1990, the Amerivest Partnerships caused materially false Schedule K-1's to be mailed to the limited partners of the Amerivest Partnerships.
   (Title 18, United States Code, Section 371)

                              COUNT TWO

     The United States Attorney further charges:

                             BACKGROUND

     14. At all relevant times, KEITH GREENBERG, the defendant, was a principal of Morgan Cromwell Ltd. ("Morgan Cromwell"), an investment banking firm.

     15. In about September 1991, Morgan Cromwell contracted with Amalgamated Communications Incorporated ("Amalgamated Communications"), an entity which purportedly engaged in the distribution of video tapes, to assist Amalgamated Communications in obtaining financing. In about the fall of 1991, Morgan Cromwell assisted Amalgamated Communications in raising approximately $600,000.

     16. Shortly thereafter, KEITH GREENBERG, the defendant, and others negotiated with the owners of Persimmon Corporation ("Persimmon"), a Utah corporation, to merge Amalgamated Communications and Persimmon.

     17. Following the agreement to merge the companies, but before the actual merger, KEITH GREENBERG, the defendant, and his partner, another principal of Morgan Cromwell, secretly acquired approximately 70 per cent of the common stock of Persimmon. GREENBERG and his partner purchased the Persimmon stock in the names of several entities which they controlled and in the names of several family members. GREENBERG and his partner then deposited a block of the secretly acquired Persimmon stock in an account that they controlled at Alpine Securities, a Colorado brokerage firm which acted as a market maker for the stock.

     18. Following the merger of Persimmon and Amalgamated Communications in January 1992, all outstanding shares of Persimmon and Amalgamated Communications were converted to shares of Amalgamated Entertainment Inc. ("Amalgamated Entertainment"), the name of the new company which resulted from the merger of Amalgamated Communications and Persimmon. All shares which had been converted from Persimmon were freely tradeable; all shares which had been converted from Amalgamated Communications were restricted stock and not freely tradeable.

                              THE CONSPIRACY

     19. From in or about September 1991 to in or about

June 1992, in the Southern District of New York and elsewhere, KEITH GREENBERG, the defendant, and others known and unknown, did unlawfully, wilfully and knowingly combine, conspire, confederate and agree together and with each other to commit offenses against the United States of America, specifically, to violate Title 18, United States Code, Section 1341.

                         OBJECT OF THE CONSPIRACY

     20. It was a part and object of the conspiracy that KEITH GREENBERG, the defendant, and his co-conspirators, unlawfully, wilfully, and knowingly, having devised and intending to devise a scheme and artifice to defraud investors and to obtain money and property from investors by means of false and fraudulent pretenses, representations, and promises, and for the purpose of executing such scheme and artifice and attempting to do so, would and did cause certain mail matter to be placed in post offices and authorized depositories for mail matter to be sent and delivered by the United States Postal Service, and would and did knowingly cause to be delivered by mail according to the directions thereon such mail matter, in violation of Title 18, United States Code, Section 1341.

                         MEANS OF THE CONSPIRACY

     21. In about April 1992, KEITH GREENBERG, the defendant, met with several stockbrokers registered with Investors Associates, Inc., a brokerage firm located in Hauppague, New York. GREENBERG agreed to pay the brokers secret "under the table" cash payments of up to 30% of the sales price of any Amalgamated Entertainment stock they were able to sell to their customers, including the Amalgamated Entertainment stock GREENBERG controlled at Alpine Securities. GREENBERG understood that the Investors Associates brokers would not disclose to any customers that they were to receive "under
the table" cash payments in connection with the sale of ????           ??
interest in selling the stock.

     22. In or about June 1992, several of the brokers with whom Greenberg had arranged the "under the table" cash payments for selling Amalgamated Entertainment stock became registered brokers with Brooklyn Capital, located at 20 Exchange Place, New York, New York, or with Brill Securities, located at
342 Madison Avenue, New York, New York. GREENBERG agreed to continue the secret payments to these brokers if they sold Amalgamated Entertainment stock from their new brokerage firms.

     23. From in or about April 1992 to in or about June 1992, brokers to whom GREENBERG had agreed to make the "under the table" cash payments (the "brokers") sold in excess of approximately $300,000 worth of Amalgamated Entertainment stock to their customers. The brokers failed to disclose and concealed from their customers their agreement with GREENBERG to receive "under the table" cash payments in connection with the sale of Amalgamated Entertainment stock.

     24. GREENBERG paid the brokers a total of approximately $101,000 in "under the table" cash payments, over and above what the brokers received as their normal commissions for selling the stock. GREENBERG disguised the payments by paying the brokers with checks drawn on a Morgan Cromwell account made payable to brokers' relatives, by paying cash directly to the brokers, and by paying one broker's car payments.

                              OVERT ACTS

     25. In furtherance of the conspiracy and to effect the objects thereof, KEITH GREENBERG, the defendant, and his co-conspirators, committed the following overt acts, among others, in the Southern District of New York and elsewhere:

          a. In or about April 1992, KEITH GREENBERG, the defendant, met in Manhattan with two brokers from Investors Associates and had a conversation with them about selling Amalgamated Entertainment stock in return for cash payments in addition to their normal commissions.

          b. On or about May 13, 1992, GREENBERG met with a broker at Investors Associates and gave the broker a check for $4,000.

          c. On or about May 22, 1992, GREENBERG met with a broker at Investors Associates and gave the broker a check for $1,800 made payable to Chemical Bank for the broker's car loan payment.

          d. In about late June or early July 1992, KEITH GREENBERG, the defendant, met with four brokers at Brooklyn Capital, 20 Exchange Place, New York, New York, and had a conversation with them about the sale of Amalgamated

Entertainment stock.

          e. In or about June 1992, GREENBERG met with brokers at Brooklyn Capital, 20 Exchange Place, New York, New York, and gave them "under the table" cash payments for selling Amalgamated Entertainment stock.

          f. On or about June 11, 1992, GREENBERG gave a broker a check for $11,000.

          g. On or about May 21, 1992, a trade confirmation was caused to be mailed to a customer who had purchased Amalgamated Entertainment stock from a broker who had received "under the table" cash payments from GREENBERG.
      (Title 18, United States Code, Section 371)

                                        /s/ Mary Jo White
                                            ----------------------
                                            MARY JO WHITE
                                            United States Attorney

8/4/94 -- Deft. GREENBERG, pres. w/ atty. Chris Gunther, and Amy Millard, AUSA, pres. Deft. GREENBERG Fld. Waiver of Indictment and Pleads N/G to the Information. Case is assigned to Judge Stanton for all purposes. Deft's Bail Status -- Deft. released on $50,000 PRB -- co-signed by wife & parents within 2 Wks. PTS to be transferred to the Southern District of Florida. Travel restriction to the Continental U.S. and Florida. If Deft. desires to travel outside of Florida he must notify PSA-Office/Officer, and Marshals' for processing.

                                        /s/ Roberts, J.
                                            --------------------
                                            ROBERTS, J.
                                            U.S.M.J.

H.L.

                         UNITED STATES DISTRICT COURT
                    FOR THE SOUTHERN DISTRICT OF NEW YORK

----------------------------------
                                  :
SECURITIES & EXCHANGE COMMISSION, :
                                  :
                      Plaintiff,  :        CIVIL ACTION
                                  :        FILE NO. 93 CV 3650 (PNL)
                                  :
           v.                     :
                                  :
LEONARD J. MESSINA,               :
KEITH G. GREENBERG, and           :        HONORABLE PIERRE N. LEVAL
EDWYN H. SCHRIER,                 :
                      Defendants. :
                                  :
-----------------------------------

                              NOTICE OF FILING
                              ----------------

     PLEASE TAKE NOTICE that Plaintiff Securities and Exchange Commission has mailed today for filing the attached Notices and Acknowledgements of Defendants Edwyn H. Schrier and Keith G. Greenberg.


                                     /s/ Lori A. Trowbridge
                                     ------------------------------------------
                                     Lori A. Trowbridge (L T 6489)
                                     One of the Attorneys for Plaintiff
                                     Securities and Exchange Commission
                                     500 West Madison Street, Suite 1400
                                     Chicago, Illinois 60661
                                     312/353-7390

DATED: December 29, 1993